SUBORDINATION AGREEMENT DATED SEPTEMBER 27, 2021

TO: **PEOPLE'S CAPITAL AND LEASING CORP.**, 850 Main Street, BC03, Bridgeport, CT 06604 ("PCLC")

RE: **UNIFOIL CORPORATION (the "Obligor")**

Ladies and Gentlemen:

1. Reference is made to the Master Loan and Security Agreement dated February 28, 2014 between Obligor and PCLC and any other agreement now or hereafter in existence between Obligor and PCLC and all renewals, modifications and extensions thereof (collectively, the "Agreements"). To induce PCLC to enter into the Agreements or extend credit or other financial accommodation to Obligor, but subject to my right to receive payments under paragraph 3 below, I hereby subordinate all my right, title and interest in and to the indebtedness set forth below as well as all other indebtedness now or hereafter owing to me by Obligor (collectively, the "Subordinated Debt") to and in favor of all claims that PCLC may have against Obligor under the Agreements.

2. In the event of any bankruptcy, insolvency, receivership, dissolution or similar proceeding by or against Obligor, I hereby agree not to assert any claim as a creditor to priority over or equality with PCLC and in case I receive any amounts from the Obligor in whole or partial payment of the Subordinated Debt during the any such proceeding, I agree to receive such amount(s) in trust for PCLC and to promptly turn over the same to PCLC.

3. So long as Obligor is not in default to PCLC under the Agreements, I shall have the right to receive payments of principal and interest on the Subordinated Debt. Because of my close involvement with Obligor, I shall be deemed to have notice of any default by Obligor to PCLC.

4. I waive notice of acceptance hereof; notice of creation, renewal or extension of the Agreements and of the taking or releasing of security therefor; presentment, demand, protest, notice of protest, and notice of default and all other notices to which I might otherwise be entitled. I agree that PCLC's failure or delay in exercising PCLC's rights hereunder shall not act as a waiver of such rights.

5. This agreement is irrevocable, is binding upon me, my representatives and assigns, shall run to the benefit of PCLC and its assigns and shall be governed by the laws of the State of Connecticut. References herein to "I" or other reference to the singular shall apply to the plural as applicable. This agreement shall be effective when delivered by any means, including telefax, but I agree to deliver my ink-signed original to PCLC.

WITNESS OR ATTEST	SUBORDINATING CREDITORS	CURRENT INDEBTEDNESS
[signature] Signature	[signature] Raghunathan Sarma 2373 Broadway Unit 1905 NY NY 10024 Creditor Address (Print)	$12,473,543.00
Signature	Joseph Fulcelli Creditor Address (Print)	$97,565.00
Signature	George Barenholtz Creditor Address (Print)	$62,983.00

TO: **PEOPLE'S CAPITAL AND LEASING CORP.**

The above named Obligor assents to the foregoing subordination and agrees in all respects to be bound thereby and to keep, observe and perform the several matters and things therein intended by it to be done, and particularly agrees not to make any payments or prepayment or other distributions contrary thereto.

UNIFOIL CORPORATION

BY:____________________

TITLE:____________________

SUBORDINATION AGREEMENT DATED SEPTEMBER 27, 2021

TO: **PEOPLE'S CAPITAL AND LEASING CORP.**, 850 Main Street, BC03, Bridgeport, CT 06604 ("PCLC")

RE: UNIFOIL CORPORATION (the "Obligor")

Ladies and Gentlemen:

1. Reference is made to the Master Loan and Security Agreement dated February 28, 2014 between Obligor and PCLC and any other agreement now or hereafter in existence between Obligor and PCLC and all renewals, modifications and extensions thereof (collectively, the "Agreements"). To induce PCLC to enter into the Agreements or extend credit or other financial accommodation to Obligor, but subject to my right to receive payments under paragraph 3 below, I hereby subordinate all my right, title and interest in and to the indebtedness set forth below as well as all other indebtedness now or hereafter owing to me by Obligor (collectively, the "Subordinated Debt") to and in favor of all claims that PCLC may have against Obligor under the Agreements.

2. In the event of any bankruptcy, insolvency, receivership, dissolution or similar proceeding by or against Obligor, I hereby agree not to assert any claim as a creditor to priority over or equality with PCLC and in case I receive any amounts from the Obligor in whole or partial payment of the Subordinated Debt during the any such proceeding, I agree to receive such amount(s) in trust for PCLC and to promptly turn over the same to PCLC.

3. So long as Obligor is not in default to PCLC under the Agreements, I shall have the right to receive payments of principal and interest on the Subordinated Debt. Because of my close involvement with Obligor, I shall be deemed to have notice of any default by Obligor to PCLC.

4. I waive notice of acceptance hereof; notice of creation, renewal or extension of the Agreements and of the taking or releasing of security therefor; presentment, demand, protest, notice of protest, and notice of default and all other notices to which I might otherwise be entitled. I agree that PCLC's failure or delay in exercising PCLC's rights hereunder shall not act as a waiver of such rights.

5. This agreement is irrevocable, is binding upon me, my representatives and assigns, shall run to the benefit of PCLC and its assigns and shall be governed by the laws of the State of Connecticut. References herein to "I" or other reference to the singular shall apply to the plural as applicable. This agreement shall be effective when delivered by any means, including telefax, but I agree to deliver my ink-signed original to PCLC.

WITNESS OR ATTEST	SUBORDINATING CREDITORS	CURRENT INDEBTEDNESS
Signature	**Raghunathan Sarma** Creditor Address (Print)	$12,473,543.00
Signature	**Joseph Fuicelli** Joseph Fuicelli Creditor Address (Print) 42 Centeral Ct. Totowa NJ 07512	$97,565.00
Signature	**George Barenholtz** Creditor Address (Print)	$62,963.00

TO: **PEOPLE'S CAPITAL AND LEASING CORP.**

The above named Obligor assents to the foregoing subordination and agrees in all respects to be bound thereby and to keep, observe and perform the several matters and things therein intended by it to be done, and particularly agrees not to make any payments or prepayment or other distributions contrary thereto.

UNIFOIL CORPORATION

BY: __________

TITLE: CEO

SUBORDINATION AGREEMENT DATED SEPTEMBER 27, 2021

TO: **PEOPLE'S CAPITAL AND LEASING CORP.**, 850 Main Street, BC03, Bridgeport, CT 06604 ("PCLC")

RE: UNIFOIL CORPORATION (the "Obligor")

Ladies and Gentlemen:

1. Reference is made to the Master Loan and Security Agreement dated February 28, 2014 between Obligor and PCLC and any other agreement now or hereafter in existence between Obligor and PCLC and all renewals, modifications and extensions thereof (collectively, the "Agreements"). To induce PCLC to enter into the Agreements or extend credit or other financial accommodation to Obligor, but subject to my right to receive payments under paragraph 3 below, I hereby subordinate all my right, title and interest in and to the indebtedness set forth below as well as all other indebtedness now or hereafter owing to me by Obligor (collectively, the "Subordinated Debt") to and in favor of all claims that PCLC may have against Obligor under the Agreements.

2. In the event of any bankruptcy, insolvency, receivership, dissolution or similar proceeding by or against Obligor, I hereby agree not to assert any claim as a creditor to priority over or equality with PCLC and in case I receive any amounts from the Obligor in whole or partial payment of the Subordinated Debt during the any such proceeding, I agree to receive such amount(s) in trust for PCLC and to promptly turn over the same to PCLC.

3. So long as Obligor is not in default to PCLC under the Agreements, I shall have the right to receive payments of principal and interest on the Subordinated Debt. Because of my close involvement with Obligor, I shall be deemed to have notice of any default by Obligor to PCLC.

4. I waive notice of acceptance hereof; notice of creation, renewal or extension of the Agreements and of the taking or releasing of security therefor; presentment, demand, protest, notice of protest, and notice of default and all other notices to which I might otherwise be entitled. I agree that PCLC's failure or delay in exercising PCLC's rights hereunder shall not act as a waiver of such rights.

5. This agreement is irrevocable, is binding upon me, my representatives and assigns, shall run to the benefit of PCLC and its assigns and shall be governed by the laws of the State of Connecticut. References herein to "I" or other reference to the singular shall apply to the plural as applicable. This agreement shall be effective when delivered by any means, including telefax, but I agree to deliver my ink-signed original to PCLC.

WITNESS OR ATTEST	SUBORDINATING CREDITORS	CURRENT INDEBTEDNESS
______________ Signature	______________ **Raghunathan Sarma** ______________ **Creditor Address (Print)**	$12,473,543.00
______________ Signature	______________ **Joseph Fuicelli** ______________ **Creditor Address (Print)**	$97,565.00
[signature] Signature	[signature] **George Barenholtz** 9 Canary Dr. Woodland Park NJ 07424 Creditor Address (Print)	$62,963.00

TO: **PEOPLE'S CAPITAL AND LEASING CORP.**

The above named Obligor assents to the foregoing subordination and agrees in all respects to be bound thereby and to keep, observe and perform the several matters and things therein intended by it to be done, and particularly agrees not to make any payments or prepayment or other distributions contrary thereto.

UNIFOIL CORPORATION

BY:______________________

TITLE:______________________